Working capital	12 Months Ended
Jun. 30, 2021
Summary Of Additional Information About Working Capital [Abstract]
Working capital
14. Working capital

Accounting policies
Inventories are stated at the lower of cost and net realisable value. Cost includes raw materials, direct labour and expenses, an appropriate proportion of production and other overheads, but not borrowing costs. Cost is calculated at the weighted average cost incurred in acquiring inventories. Maturing inventories and raw materials which are retained for more than one year are classified as current assets, as they are expected to be realised in the normal operating cycle.
Trade and other receivables are initially recognised at fair value less transaction costs and subsequently carried at amortised cost less any allowance for discounts and doubtful debts. Trade receivables arise from contracts with customers, and are recognised when performance obligations are satisfied, and the consideration due is unconditional as only the passage of time is required before the payment is received. Allowance losses are calculated by reviewing lifetime expected credit losses using historic and forward-looking data on credit risk.
Trade and other payables are initially recognised at fair value including transaction costs and subsequently carried at amortised costs. Contingent consideration recognised in business combinations are subsequently measured at fair value through income statement. The group evaluates supplier arrangements against a number of indicators to assess if the liability has the characteristics of a trade payable or should be classified as borrowings. These indicators include whether payment terms are similar to customary payment terms.
Provisions are liabilities of uncertain timing or amount. A provision is recognised if, as a result of a past event, the group has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are calculated on a discounted basis. The carrying amounts of provisions are reviewed at each balance sheet date and adjusted to reflect the current best estimate.
(a) Inventories

	2021 £ million	2020 £ million
Raw materials and consumables	348	363
Work in progress	60	48
Maturing inventories	4,668	4,562
Finished goods and goods for resale	969	799
	6,045	5,772

Maturing inventories include whisk(e)y, rum, tequila and Chinese white spirits. The following amounts of inventories are expected to be utilised after more than one year:

	2021 £ million	2020 £ million
Raw materials and consumables	17	18
Maturing inventories	3,296	3,740
	3,313	3,758

Inventories are disclosed net of provisions for obsolescence, an analysis of which is as follows:

	2021 £ million	2020 £ million	2019 £ million
Balance at beginning of the year	98	63	71
Exchange differences	(8)	—	—
Income statement charge/(release)(i)	20	47	(3)
Utilised	(14)	(12)	(5)
	96	98	63

(i)     Income statement charge in the year ended 30 June 2021 includes a release of £4 million exceptional gain (2020 – exceptional charge of £23 million) due to Covid-19 pandemic.
(b) Trade and other receivables

	2021		2020
	Current assets £ million	Non-current assets £ million	Current assets £ million	Non-current assets £ million
Trade receivables	1,817	—	1,498	—
Interest receivable	35	—	29	—
VAT recoverable and other prepaid taxes	216	18	192	13
Other receivables	148	18	210	31
Prepayments	150	—	157	2
Accrued income	19	—	25	—
	2,385	36	2,111	46

At 30 June 2021, approximately 15%, 28% and 9% of the group’s trade receivables of £1,817 million are due from counterparties based in the United Kingdom, the United States and India, respectively. Accrued income primarily represents amounts receivable from customers in respect of performance obligations satisfied but not yet invoiced.
The aged analysis of trade receivables, net of expected credit loss allowance, is as follows:

	2021 £ million	2020 £ million
Not overdue	1,771	1,379
Overdue 1 – 30 days	15	5
Overdue 31 – 60 days	8	23
Overdue 61 – 90 days	6	39
Overdue 91 – 180 days	7	39
Overdue more than 180 days	10	13
	1,817	1,498

Trade and other receivables are disclosed net of expected credit loss allowance for doubtful debts, an analysis of which is as follows:

	2021 £ million	2020 £ million	2019 £ million
Balance at beginning of the year	160	113	97
Exchange differences	(13)	(3)	3
Income statement (income)/charge	(15)	55	23
Written off	(20)	(5)	(10)
	112	160	113
Management has considered the elevated credit risk on trade and other receivables. At 30 June 2020, this resulted in a charge of £55 million for impairment provisions recognised in the income statement out of which £29 million expected credit loss allowance was due to the global financial uncertainty arising from the Covid-19 pandemic.
(c) Trade and other payables

	2021		2020
	Current liabilities £ million	Non-current liabilities £ million	Current liabilities £ million	Non-current liabilities £ million
Trade payables	2,014	—	1,333	—
Interest payable	124	—	152	—
Tax and social security excluding income tax	656	—	698	—
Other payables	606	338	420	175
Accruals	1,152	—	971	—
Deferred income	72	—	79	—
Dividend payable to non-controlling interests	24	—	30	—
	4,648	338	3,683	175

Interest payable at 30 June 2021 includes interest on non-derivative financial instruments of £122 million (2020 – £148 million). Accruals at 30 June 2021 include £455 million (2020 – £359 million) accrued discounts attributed to sales recognised. Deferred income represents amounts paid by customers in respect of performance obligations not yet satisfied. The amount of contract liabilities recognised as revenue in the current year is £79 million (2020 – £56 million). Non-current liabilities include net present value of contingent consideration in respect of prior acquisitions for £320 million (2020 – £156 million). For further information on contingent consideration please refer to note 15g.
Together with the group’s partner banks supply chain financing (SCF) facilities are provided to our suppliers in certain countries. These arrangements enable suppliers to receive funding earlier than the invoice due date at their discretion and at their own cost. The group settles trade payables in accordance with agreed payment terms with the supplier. At 30 June 2021, the amount that has been subject to SCF and accounted for as trade payables was £465 million (2020 – £309 million).
(d) Provisions

	Thalidomide £ million	Other £ million	Total £ million
At 30 June 2020	199	277	476
Exchange differences	(1)	(30)	(31)
Provisions charged during the year	—	80	80
Provisions utilised during the year	(15)	(105)	(120)
Unwinding of discounts	7	—	7
At 30 June 2021	190	222	412
Current liabilities	15	123	138
Non-current liabilities	175	99	274
	190	222	412

(a) Provisions have been established in respect of the discounted value of the group’s commitment to the UK and Australian Thalidomide Trusts. These provisions will be utilised over the period of the commitments up to 2037.
(b) The largest items in other provisions at 30 June 2021 are £45 million (2020 - £47 million) in respect of employee deferred compensation plans which will be utilised when employees leave the group and £33 million (2020 - £81 million) in respect of 'Raising the Bar' programme launched in June 2020, a two-year global programme to support pubs and bars to welcome customers back and recover following the Covid-19 pandemic.